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                                                                    Exhibit 10.7
                        SENIOR SECURED SUBORDINATED NOTE

     THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS AMENDED, THE "SUBORDINATION AGREEMENT") DATED AS OF MARCH 30, 2004 AMONG AMERICAN CAPITAL FINANCIAL SERVICES, INC., AMERICAN CAPITAL STRATEGIES, LTD., CORRPRO COMPANIES, INC., THE OTHER OBLIGORS (AS DEFINED THEREIN) AND CAPITALSOURCE FINANCE LLC, AS AGENT TO THE SENIOR DEBT (AS DEFINED THEREIN), AS MORE PARTICULARLY DESCRIBED IN THE SUBORDINATION AGREEMENT, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

           FORM OF SENIOR SECURED SUBORDINATED NOTE DUE MARCH 29, 2011

$__________________________                                       March 30, 2004

                  FOR VALUE RECEIVED, the undersigned, CORRPRO CANADA, INC., a corporation amalgamated under the laws of the Province of Alberta, Canada, COMMONWEALTH SEAGER HOLDINGS LTD., a corporation amalgamated under the laws of the Province of Alberta, Canada, and BORZA INSPECTIONS LTD., a corporation amalgamated under the laws of the Province of Alberta, Canada, (collectively, together with their successors and assigns, the "Company"), jointly and severally, hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (the "Holder") the principal sum of ______________ Dollars ($____________ ), with interest thereon, on the terms and conditions set forth in the Purchase Agreement (as defined herein).

                  Payments of principal of, interest on and any premium with respect to this Senior Secured Subordinated Note are to be made in accordance with Article 3 and Annex A of the Purchase Agreement and in lawful money of the United States of America.

                  Notwithstanding any provision to the contrary in this Senior Secured Subordinated Note, the Purchase Agreement or any other agreement, the Company shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

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                  This Senior Secured Subordinated Note is one of a series of
Senior Secured Subordinated Notes due March 29, 2011 issued pursuant to the Note and Equity Purchase Agreement, dated as of March 30, 2004 (as from time to time amended, the "Purchase Agreement"), among the Company, Corrpro Companies, Inc., CCFC, Inc., Ocean City Research Corp., Corrpro International, Inc., American Capital Financial Services, Inc., American Capital Strategies, Ltd. and the other purchasers named therein, and is entitled to the benefits thereof. All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Purchase Agreement. Each Holder of this Senior Secured Subordinated Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Section 6.2 of the Purchase Agreement.

                  This Senior Secured Subordinated Note is transferable only in accordance with the terms of the Purchase Agreement.

                  This Senior Secured Subordinated Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Purchase Agreement, but not otherwise.

                  If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Purchase Agreement and otherwise, the unpaid principal of this Senior Secured Subordinated Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Purchase Agreement.

The Company hereby unconditionally waives any and all right to presentment, demand, protest or notice of any kind (except as expressly required hereby or by the Purchase Agreement) and any defenses to payment and/or any rights to setoff payment that the Company may have against the Holder or any other person, including any person who assigned this Senior Secured Subordinated Note to the Holder.

                  Payments of principal, interest on and any premium with respect to this Senior Secured Subordinated Note are secured pursuant to the terms of the Security Documents (as defined in the Purchase Agreement).

                  This Senior Secured Subordinated Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

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The undersigned has executed this Senior Secured Subordinated Note as of the date first written above.

                                      CORRPRO CANADA, INC.

                                      By:______________________________________
                                         Barry W. Schadeck
                                         President

                                      COMMONWEALTH SEAGER HOLDINGS LTD.

                                      By:______________________________________
                                         Barry W. Schadeck
                                         President

                                      BORZA INSPECTIONS LTD.

                                      By:______________________________________
                                         Barry W. Schadeck
                                         President